Exhibit 99.1

WE MOVE INDUSTRIES 1 Q3 2019 Earnings Presentation November 12, 2019

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements. Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, our ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, the failure of any restructuring actions and cost reduction initiatives that the Company undertakes to meet the expected results, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, litigation and governmental proceedings, and insurance and claims expenses. You should not place undue reliance on these forward‐looking statements. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward‐looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K, particularly the section titled “Risk Factors”. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its operating segments, including Adjusted EBITDA and Free Cash Flow. You can find the reconciliations of these measures to the nearest comparable GAAP measure in the Appendix of this presentation. Daseke defines Adjusted EBITDA as net income (loss) Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, and other fees and charges associated with financings, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) business transformation costs, (vi) non-cash impairment, (vii) restructuring charges, and (viii) non-cash stock and equity-compensation expense. The Company defines Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows. Please note that these non-GAAP measures are not a substitute for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry because they may calculate non-GAAP financial results differently. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by relying primarily on the Company’s GAAP results and using these non-GAAP measures supplementally. See the Appendix for directly comparable GAAP measures. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. 2 Important Disclaimers

Brian Bonner Executive Chairman Chris Easter Interim CEO; COO 3 Today’s Presenters John Michell VP Operations Strategy

4 Goal achievement August October Pivoted Strategy • Turn size into scale • Intelligent integration & efficiency • Develop best-in-class operations • Drive long-term superior returns Leadership Transitions • Don Daseke Retirement • Chris Easter, Interim CEO • Brian Bonner, Executive Chairman • Rightsized management and board Accelerated Ops/Cost Improvement Plans • Faster operational integrations • Expanded business improvement plans (BIPs) • Other corporate rightsizing • Better cost discipline • Target increased to $30 million by Q1’20 New Leadership Structure • Created New Leadership Council • Established Transformation Office • Named Operating Segment Heads Operational Update: Last 100 Days

3. Corporate Rightsizing 2. Business Improvement Plans 5 • Specific Action Plans • Focus on underperformers • Timing • Accountability 1. Operational Integrations $30M Annual Operating Income Improvement1 by Q1’20 $7M $19M $4M Streamlined Management/Board Phase 1: Operational/Cost Savings Update 1. Driven primarily by cost savings and based against six months sales and operating income results ending 6/30/19, on an annualized basis

6 Phil Byrd to chair new leadership council comprised of the Daseke operational company leaders John C. Wilbur, Jr. to head newly created Transformation Office, responsible for ensuring the successful completion of operational integrations & BIPs Created two new heads of operating segments to streamline reporting and management structure Leadership Council Transformation Office Operating Segment Heads Tex Robbins Specialized Rick Williams Flatbed New Leadership Structure & Roles

7 Q3’19 Financial Summary/Key Themes • Revenue of $450.4 million ̶ Specialized +1.4% y/y ̶ Flatbed -6.4% y/y • Net loss of $270.5 million • Adjusted EBITDA of $43.2 million • Simplified focus • Disciplined • Profit Top-Line Stable, Market Troughing Profitability Impacted by One-Time Costs Cost/Organizational Initiatives Working

8 Brian Bonner Executive Chairman Executive Chairman Comments Background: • Member of Board since 2015 • Named Executive Chairman in August 2019 • 33-year career at Texas Instruments ̶ P+L and global business roles ̶ Vice President of WW Mass Marketing ̶ Vice President of Acquisition Integration ̶ Chief Information Officer • Advisor to several Venture Capital firms Today’s Discussion: Impairments / Aveda Potential Earnout / CEO Search

($ in millions) Consolidated Financial Metrics ($ in millions) Financial Metrics by Segment 9 Three Months Ended Sept 30 Three Months Ended Sept 30 2019 2018%▲ Total Revenue $ 450.4 $ 461.6 -2.4% Revenue (excl. FSC)1 415.6 423.3 -1.8% Operating Income (316.6) 13.9 NM Net income (loss) (273.3) 2.2 NM Adjusted EBITDA 43.2 52.9 -18.3% 2019 2018%▲ Specialized Revenue $ 288.0 $ 283.9 1.4% Specialized Adjusted EBITDA2 34.2 40.5 -15.5% Flatbed Revenue $ 169.8 $ 181.5 -6.4% Flatbed Adjusted EBITDA2 20.8 21.7 -4.1% Operating Segment Adj. EBITDA $ 55.0 $ 62.2 -11.6% Corporate Adjusted EBITDA $ (11.8) $ (9.3) NM 1. Revenue (excl. FSC) is revenue excluding fuel surcharge. 2. Adjusted EBITDA before corporate allocation. See reconciliation to Adjusted EBITDA in Appendix. Q3 2019 Financial Results

⚫ Net loss of $273.3 million includes: – $306.8 million Impairment (goodwill, intangibles, fixed and other assets) – $13.7 million in Restructuring costs and business transformation costs • $6.5 million employee related • $2.8 million fixed asset write-offs • $2.6 million legal/consulting • $1.8 million other related expenses – $2.0 million write-off of unamortized financing fees 10 Impairment & One-time Restructuring Costs Impact

11 $63.8 $63.0 $62.5 $64.6 $64.5 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 $40 $45 $50 $55 $60 $65 $3.53 $3.60 $3.68 $3.54 $3.54 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 $2.00 $2.50 $3.00 $3.50 $4.00 Specialized Revenue per Tractor1 Specialized Rate Per Mile1 ($ in thousands) 1. Rate per mile is the period’s revenue less fuel surcharge divided by total number of miles driven in the period. Revenue per Tractor is the period’s revenue less fuel surcharge divided by the average number of tractors in the period, including owner-operator tractors. Miles are estimated based on information received as the date of filing. Miles may change quarter to quarter when final information is received from each operating segment. 2019 2018%▲ Revenue $ 288.0 $ 283.9 1.4% Operating Ratio 165.1% 95.8% 69.3% Adjusted EBITDA 34.2 40.5 -15.5% Specialized Financial Metrics ($ in millions) 57% 43% Q3 2019 Asset Heavy Asset Light 57% 43% Q3 2018 Asset Heavy Asset Light Revenue Breakdown (Actual, excl. fuel surcharge) Three Months Ended Sept 30 Specialized Segment Overview

12 $45.8 $41.8 $41.6 $42.4 $42.6 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 $35 $40 $45 $50 $2.04 $1.96 $1.95 $1.94 $1.90 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 Flatbed Revenue per Tractor1 Flatbed Rate Per Mile1 ($ in thousands) 37% 63% Q3 2019 Asset Heavy Asset Light Revenue Breakdown (Actual, excl. fuel surcharge) Flatbed Financial Metrics 2019 2018%▲ Revenue $ 169.8 $ 181.5 -6.4% Operating Ratio 163.5% 93.3% 70.2% Adjusted EBITDA 20.8 21.7 -4.1% 35% 65% Q3 2018 Asset Heavy Asset Light ($ in millions) Three Months Ended Sept 30 1. Rate per mile is the period’s revenue less fuel surcharge divided by total number of miles driven in the period. Revenue per Tractor is the period’s revenue less fuel surcharge divided by the average number of tractors in the period, including owner-operator tractors. Miles are estimated based on information received as the date of filing. Miles may change quarter to quarter when final information is received from each operating segment. Flatbed Segment Overview

13 ($ in millions) Capital Summary As of Sept 30, 2019 Cash $79.6 Revolving line of credit balance 0.0 Revolver line of credit availability $84.6 Available liquidity1 $164.2 Net debt2 $633.6 ($ in millions) Free Cash Flow Nine Months Ended Sept 30, 2019 Net cash provided by operating activities $89.4 Purchases of property and equipment (17.4) Proceeds from sale of property and equipment 23.8 Free Cash Flow $95.8 1. Available liquidity is the sum of cash plus revolving line of credit availability. 2. Net debt is net of cash balance. 3. Debt EBITDA was $195.0 million as defined by bank covenants. Bank covenant mx set at 4.0x. Capital Summary & Free Cash Flow 3.25x Leverage ratio per bank covenants, which adjusts EBITDA for one-time costs3

Revenue YoY Growth $1.70 - $1.75B 6.9% Adjusted EBITDA YoY Growth $165 - $175M (2.5%) Net capital expenditures $65 - $70M YoY Decline (48%) Net leverage 12/31/19 (as defined in the Company’s debt agreements) 3.0x – 3.3x 14 1. The percent changes represents the change over FY2018 results compared to the mid-point of outlook. 2019 Outlook1 Reaffirming 2019 Outlook

15 Summary $30M Target ✓ • Sharp, Simple Focus ✓ Aligned & Mobilized Team ✓ • Culture of Empowerment & Accountability ✓

WE MOVE INDUSTRIES APPENDIX 16

Consolidated Adjusted EBITDA Reconciliation 17 Reconciles net income (loss) to Adjusted EBITDA Net income (loss) $ (273.3) $ 2.2 $ (289.0) $ 14.9 Depreciation and amortization 38.3 36.8 119.5 93.8 Interest income (0.3) (0.2) (0.7) (1.2) Interest expense 12.8 11.9 38.2 33.2 Write-off of deferred financing fees 2.0 — 2.0 — Income tax benefit (57.8) 0.7 (60.4) (14.2) Acquisition-related transaction expenses — 0.6 — 2.4 Business transformation costs 6.8 — 6.8 — Impairment 306.8 — 306.8 2.8 Restructuring 6.9 — 6.9 — Stock based compensation 1.0 0.9 2.9 2.7 Adjusted EBITDA $ 43.2 $ 52.9 $ 133.0 $ 134.4 2019 2018 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited) (In millions) Three Months Ended September 30, Nine Months Ended September 30,

18 Reconciles net income (loss) to Adjusted EBITDA – Last Twelve Months Consolidated Adjusted EBITDA Reconciliation Net income (loss) $ (309.1) $ 53.7 Depreciation and amortization 156.9 116.9 Interest income (0.8) (1.5) Interest expense 50.4 41.8 Write-off of deferred financing fees 2.0 — Income tax benefit (62.0) (63.1) Acquisition-related transaction expenses 0.2 3.4 Business transformation costs 6.8 — Impairment 317.8 2.8 Restructuring 6.9 — Stock based compensation 3.8 3.5 Adjusted EBITDA $ 172.9 $ 157.5 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited) (In millions) Last Twelve Months Ended September 30,

Adjusted EBITDA Reconciliation by Segment 19 Reconciles net income (loss) to Adjusted EBITDA by segment Net income (loss) $ (96.3) $ (162.0) $ (15.0) $ (273.3) $ 6.0 $ 5.6 $ (9.4) $ 2.2 Depreciation and amortization 14.2 23.8 0.3 38.3 9.2 27.6 — 36.8 Interest income (0.1) — (0.2) (0.3) (0.1) — (0.1) (0.2) Interest expense 2.8 3.3 6.7 12.8 2.2 2.9 6.8 11.9 Write-off of deferred financing fees — — 2.0 2.0 — — — — Income tax provision (benefit) (14.2) (29.1) (14.5) (57.8) 4.2 3.9 (7.4) 0.7 Acquisition-related transaction expenses — — — — — — 0.6 0.6 Business transformation costs 0.1 0.7 6.0 6.8 — — — — Impairment 113.2 193.6 — 306.8 — — — — Restructuring 0.9 3.5 2.5 6.9 — — — — Stock based compensation 0.2 0.4 0.4 1.0 0.2 0.5 0.2 0.9 Adjusted EBITDA $ 20.8 $ 34.2 $ (11.8) $ 43.2 $ 21.7 $ 40.5 $ (9.3) $ 52.9 September 30, 2019 September 30, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment (Unaudited) (In millions) Three Months Ended Three Months Ended

Adjusted EBITDA Reconciliation by Segment 20 Reconciles net income (loss) to Adjusted EBITDA by segment Net income (loss) $ (93.6) $ (152.1) $ (43.3) $ (289.0) $ 20.2 $ 16.6 $ (21.9) $ 14.9 Depreciation and amortization 42.6 76.4 0.5 119.5 25.8 67.9 0.1 93.8 Interest income (0.2) — (0.5) (0.7) (0.2) (0.1) (0.9) (1.2) Interest expense 8.2 9.8 20.2 38.2 6.0 8.1 19.1 33.2 Write-off of deferred financing fees — — 2.0 2.0 — — — — Income tax provision (benefit) (12.6) (25.8) (22.0) (60.4) 2.5 1.1 (17.8) (14.2) Acquisition-related transaction expenses — — — — — — 2.4 2.4 Business transformation costs 0.1 0.7 6.0 6.8 — — — — Impairment 113.2 193.6 — 306.8 — 2.8 — 2.8 Restructuring 0.9 3.5 2.5 6.9 — — — — Stock based compensation 0.5 1.3 1.1 2.9 0.7 1.6 0.4 2.7 Adjusted EBITDA $ 59.1 $ 107.4 $ (33.5) $ 133.0 $ 55.0 $ 98.0 $ (18.6) $ 134.4 September 30, 2019 September 30, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment (Unaudited) (In millions) Nine Months Ended Nine Months Ended

Adjusted Share Count 21 A comparison of Common Shares to Total in-the-money shares 1. Capitalization data based on securities outstanding as of September 30, 2019. 2. The weighted average common shares outstanding at at September 30, 2019 was 64,525,777. 3. Out-of-the money securities not included in the above table as of September 30, 2019: a) 35,040,658 common stock warrants, representing 17,520,329 shares of common stock with an exercise price of $11.50, b) 650,000 shares of Series A Convertible Preferred as of September 30, 2019 with a conversion price of $11.50 and initially convertible into 8.6957 shares of common stock per preferred share (5,625,173); c) 2,478,874 stock options, consisting of Director and Employee stock options of 115,000 (weighted average exercise price of $9.98) and 2,363,874 (weighted average exercise price of $8.56), respectively, with a stock price of $2.72 as of November 8, 2019. 4. 5,000,000 earnout shares may be earned in 2019 if the stock price is $16.00 for twenty consecutive days in a thirty day period and Adjusted EBITDA is $200 million for FY 2019. Security Issued or Granted Common Stock Equivalent Common shares (2) 64,583,275 64,583,275 Restricted stock units - in the money 1,243,811 1,243,811 Total in-the-money shares 65,827,086 Daseke, Inc. and Subsidiaries Capitalization Summary (1) (3) (4)

Contact Information 22 INVESTOR RELATIONS Joe Caminiti or Chris Hodges Alpha IR Group 312-445-2870 Email: DSKE@alpha-ir.com